Exhibit 10.7

Unanimous Action Confirmation Letter

The undersigned (the “Signatories”) of this Unanimous Action Confirmation Letter (the “Confirmation”), all being partners of Wuxi Binhu District KangJiaFu Royal Traditional Health Preserving Club, a Limited Partnership (the “Partnership”), hold collectively 100% equity interest in the Partnership, of which Wuxi KangJiaFu Royal Traditional Health Management Co., Ltd. (the “Wuxi KJF”) as a partner has a 39.8% share;

The Signatories hereby agree and confirm that Wuxi KJF is authorized to exercise such rights on behalf of all other partners in all matters in connection with the Partnership and adopt such resolutions as if they had been adopted by the Partnership partner meetings, and further agree and confirm that, as of the date hereof, all signatories shall act in concert with the Wuxi KJF.

This Confirmation is executed on January 26, 2011 by the following Signatories:

/seal/Wuxi KangJiaFu Royal Traditional Health Management Co.

Legal Representative: /s/ Yazhong Liao

And other partners: /s/

Hongmei Xu, Xueya Zhang, Yufeng Jin, Chunyan Cai, Huiwen Qu, Meihua Jin,

Xiaoling Hu, Xinya Ding, Xiaoyi Wang, Jiaqiu Jin, Yunying Xu